UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2007

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York		10120
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.           Results of Operation and Financial Condition
Item 7.01.           Regulation FD Disclosure

                            On March 7, 2007, Foot Locker, Inc. (the “Company”) issued a press release announcing its operating results for the fourth quarter and full year 2006 ended February 3, 2007. As stated in the press release, the fourth quarter and the 2006 fiscal year included an additional week in accordance with the National Retail Federation’s recommended calendar. Included with the release is a condensed consolidated statement of operations, showing the results for both the 13- and 14-week quarter and the 52- and 53-week year. Management believes that presentation of 2006 information on a 13- and 52-week basis provides useful information to investors regarding the Company’s results of operation by permitting comparisons with the 2005 13-week quarter and 52-week year.

                            A copy of the press release is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits

(c)        Exhibits

99.1	Press Release of Foot Locker, Inc. dated March 7, 2007 reporting operating results for the fourth quarter and full year 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
(Registrant)

Date: March 7, 2007	By:	/s/ Robert W. McHugh
Senior Vice President and Chief Financial
Officer